UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 29, 2011
PARKER DRILLING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of	1-7573 (Commission	73-0618660 (I.R.S. Employer
incorporation)	File Number)	Identification No.)
5 Greenway Plaza, Suite 100, Houston, Texas
(Address of principal executive offices)

77046
(Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-10.1
EX-10.2
EX-10.3
EX-10.4

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 29, 2011, the Company and each of its executive officers with an employment agreement, including Robert L. Parker Jr., Executive Chairman; David C. Mannon, President and Chief Executive Officer; W. Kirk Brassfield, Senior Vice President and Chief Financial Officer; and Jon-Al Duplantier, Vice President and General Counsel, entered into amendments to each such executive’s employment agreement. The amendments to each of Mr. Parker Jr.’s and Mr. Mannon’s employment agreement provide that upon the automatic renewal of such agreement on December 31, 2011, the renewed term will end on April 30, 2012, rather than December 31, 2012, as the agreement currently provides. The amendments to each of Mr. Brassfield’s and Mr. Duplantier’s employment agreement provide that upon the automatic renewal of such agreement on December 31, 2012, the renewed term will end on April 30, 2013, rather than December 31, 2013, as the agreement currently provides. The amendments also provide that a notice of non-renewal of the respective agreement may be sent by either party on 60 days advance notice rather than 105 days (in the case of Mr. Parker Jr.’s agreement) or 90 days (in the case of each of the other executives’ agreement). The purpose of the amendments is to better align the employment agreement term with the Company’s annual performance review processes that occur following the end of the Company’s fiscal year.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1†	First Amendment dated August 29, 2011 to First Amended and Restated Employment Agreement between Mr. Robert L. Parker Jr. and Parker Drilling Company, effective March 21, 2011

10.2†	First Amendment dated August 29, 2011 to Employment Agreement between Mr. David C. Mannon and Parker Drilling Company, effective October 23, 2009

10.3†	First Amendment dated August 29, 2011 to Employment Agreement between Mr. W. Kirk Brassfield and Parker Drilling Company, effective December 29, 2010

10.4†	First Amendment dated August 29, 2011 to Employment Agreement between Mr. Jon-Al Duplantier and Parker Drilling Company, effective March 21, 2011

†	Management contract or compensatory plan or arrangement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: August 30, 2011	By:	/s/ David C. Mannon
David C. Mannon
President and Chief Executive Officer